Exhibit 10.2
FIRST AMENDMENT
to
THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
of
NEXTERA ENERGY OPERATING PARTNERS, LP
This FIRST AMENDMENT to THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP of NEXTERA ENERGY OPERATING PARTNERS, LP, dated July 20, 2021 (this “Amendment”), is entered into by NextEra Energy Operating Partners GP, LLC, a Delaware limited liability company (the “General Partner”), as the General Partner of NextEra Energy Operating Partners, LP, a Delaware limited partnership (the “Partnership”), and NextEra Energy Equity Partners, LP, a Delaware limited partnership (“NEE Equity”), as the Class B, Series 1 Limited Partner and the Class B, Series 2 Limited Partner.
WHEREAS, the General Partner, NEE Equity and NextEra Energy Partners, LP, a Delaware limited partnership (“NEE Partners” and, collectively with NEE Equity, the “Limited Partners”), heretofore entered into that certain Third Amended and Restated Agreement of Limited Partnership, dated as of December 21, 2018 (as it may be amended from time to time, the “Limited Partnership Agreement”);
WHEREAS, pursuant to Section 15.3(a) of the Limited Partnership Agreement, the General Partner and the Class B, Series 1 Limited Partner, without the approval of any other Partner, may amend any provision of Article XV;
WHEREAS, pursuant to Section 16.3(a) of the Limited Partnership Agreement, the General Partner and the Class B, Series 2 Limited Partner, without the approval of any other Partner, may amend any provision of Article XVI; and
WHEREAS, the General Partner and NEE Equity, as the Class B, Series 1 Limited Partner and the Class B, Series 2 Limited Partner, wish to amend the Limited Partnership Agreement to reflect new direct owners of the McCoy Interest and the Adelanto Interest.
NOW, THEREFORE, pursuant to the authority granted to the General Partner and NEE Equity as the Class B, Series 1 Limited Partner and the Class B, Series 2 Limited Partner under Section 15.3(a) and Section 16.3(a) of the Limited Partnership Agreement, the parties hereby amend and restate the Limited Partnership Agreement as follows:
ARTICLE I.

AMENDMENTS TO ARTICLE XV OF THE LIMITED PARNTERSHIP AGREEMENT
Section I.1.Addition to Definitions. The following term is added to Section 15.1(b):

““McCoy CA” means McCoy CA II, LLC, a Delaware limited liability company.”
Section I.2.Amendment to Section 15.2(c). Section 15.2(c) is hereby amended and replaced in its entirety as follows:
“(c) Capital Contributions. No Class B, Series 1 Limited Partner is required to make any additional Capital Contribution to the Partnership. Notwithstanding the foregoing, the Class B, Series 1 Limited Partners may make additional Capital Contributions to the Partnership in their sole discretion, pro rata in accordance with the percentage of the outstanding Class B, Series 1 Units held by each such Class B, Series 1 Limited Partner. If additional Capital Contributions are made by the Class B, Series 1 Limited Partners, then the proceeds of such Capital Contributions shall be immediately contributed by the Partnership as a capital contribution to NEP US Holdings, and the Partnership agrees to cause (i) NEP US Holdings to immediately contribute such proceeds as a capital contribution to the Grantee, and (ii) the Grantee to immediately contribute such proceeds as a capital contribution to McCoy CA. Each Class B, Series 1 Limited Partner shall receive a credit to its Capital Account in the amount of the additional Capital Contributions that it makes.”
Section I.3.Amendment to Section 15.2(d). The first paragraph of Section 15.2(d) is hereby amended and replaced in its entirety as follows:
“(d) Distributions on the Class B, Series 1 Units. Distributions on the Class B, Series 1 Units (other than as provided in subparagraph (f) of this Section 15.2) shall be made only out of the Available Distribution Amount for the Class B, Series 1 Units (as defined below) as hereinafter provided. The “Available Distribution Amount for the Class B, Series 1 Units” shall mean, as of any date, an amount equal to (i) the aggregate value of cash or other property that has been distributed (including any distribution of cash or property made in connection with a liquidation of McCoy Holdings) to McCoy CA at any time that any of the Class B, Series 1 Units are outstanding (the date of any such distribution, a “McCoy Holdings Distribution Date”) minus (ii) the aggregate amount of all distributions of cash or other property previously made by the Partnership in respect of the Class B, Series 1 Units. The Partnership agrees to cause (A) NEP US Holdings to cause the Grantee to promptly distribute to NEP US Holdings any amount of cash or property distributed by McCoy CA to the Grantee and (B) NEP US Holdings to promptly distribute to the Partnership the amount of cash or property distributed by the Grantee to NEP US Holdings; provided, that NEP US Holdings shall not be obligated to make such distribution to the Partnership unless and until it is permitted to do so under the terms and provisions of any NEP US Holdings Financing Documents. Distributions of all of the Available Distribution Amount for the Class B, Series 1 Units shall be made by the General Partner to the Class B, Series 1 Limited Partners promptly following the date on which a distribution is received by the Partnership in accordance with clause (B) of the immediately preceding sentence. Such distributions shall be made pro rata among all of the Class B, Series 1 Units outstanding as of the date such distributions are made.”
Section I.4.Amendment to Section 15.2(f). Section 15.2(f) is hereby amended and replaced in its entirety as follows:
“(f) Preferences on Liquidation. In the event of a liquidation of the Partnership, the Class B, Series 1 Limited Partners shall be entitled to receive as a preferential distribution any and all proceeds received by NEP US Holdings (i) on the sale or other disposition of any of the equity interests of, or assets owned by, the Grantee, McCoy CA, McCoy Holdings or any other direct or indirect Subsidiary of NEP US Holdings that owns, directly or indirectly, equity interests in any of the McCoy Contributed Companies or (ii) on the sale or other disposition, directly or indirectly, of the McCoy Interest or any of the equity interests of, or assets owned by, any or all of the McCoy Contributed Companies (the “McCoy Disposition Proceeds”). To the full extent permitted by applicable law, no reduction in the McCoy Disposition Proceeds shall be made in order to pay any other liabilities, including contingent liabilities, of the Partnership, which liabilities shall be paid, or provision for payment made, from the assets and properties of the Partnership other than the McCoy Disposition Proceeds. The liquidator for the Partnership shall cause NEP US Holdings, which shall in turn cause the Grantee, which shall in turn cause McCoy CA, to sell or otherwise dispose of the McCoy Interest or McCoy CA’s interest in any of the McCoy Contributed Companies and their respective assets and properties as directed by the Class B, Series 1 Limited Partners holding a majority of the Class B, Series 1 Units then outstanding and to cause the distribution of any and all McCoy Disposition Proceeds to occur in the same manner as the distribution of cash or property resulting from distributions paid by McCoy CA, the Grantee and NEP US Holdings as provided in subparagraph (d) of this Section 15.2.”

ARTICLE II

AMENDMENTS TO ARTICLE XVI OF THE LIMITED PARNTERSHIP AGREEMENT
Section 2.1    Addition to Definitions. The following term is added to Section 16.1(b):
““Adelanto CA” means Adelanto CA II, LLC, a Delaware limited liability company.”
Section 2.2    Amendment to Section 16.2(c). Section 16.2(c) is hereby amended and replaced in its entirety as follows:

“(c) Capital Contributions. No Class B, Series 2 Limited Partner is required to make any additional Capital Contribution to the Partnership. Notwithstanding the foregoing, the Class B, Series 2 Limited Partners may make additional Capital Contributions to the Partnership in their sole discretion, pro rata in accordance with the percentage of the outstanding Class B, Series 2 Units held by each such Class B, Series 2 Limited Partner. If additional Capital Contributions are made by the Class B, Series 2 Limited Partners, then the proceeds of such Capital Contributions shall be immediately contributed by the Partnership as a capital contribution to NEP US Holdings and the Partnership agrees to cause (i) NEP US Holdings to immediately contribute such proceeds as a capital contribution to the Grantee, and (ii)  the Grantee to immediately contribute such proceeds as a capital contribution to Adelanto CA. Each Class B, Series 2 Limited Partner shall receive a credit to its respective Capital Account in the amount of the additional Capital Contributions that it makes.”
Section 2.3    Amendment to Section 16.2(d). The first paragraph of Section 16.2(d) is hereby amended and replaced in its entirety as follows:
“(d) Distributions on the Class B, Series 1 Units. Distributions on the Class B, Series 2 Units (other than as provided in subparagraph (f) of this Section 16.2) shall be made only out of the Available Distribution Amount for the Class B, Series 2 Units (as defined below) as hereinafter provided. The “Available Distribution Amount for the Class B, Series 2 Units” shall mean, as of any date, an amount equal to (i) the aggregate value of cash or other property that has been distributed (including any distribution of cash or property made in connection with a liquidation of Adelanto Solar Funding) to Adelanto CA at any time that any of the Class B, Series 2 Units are outstanding (the date of any such distribution, an “Adelanto Solar Funding Distribution Date”) minus (ii) the aggregate amount of all distributions of cash or other property previously made by the Partnership in respect of the Class B, Series 2 Units. The Partnership agrees to cause (A) NEP US Holdings to cause the Grantee to promptly distribute to NEP US Holdings any amount of cash or property distributed by Adelanto CA to the Grantee and (B) NEP US Holdings to promptly distribute to the Partnership the amount of cash or property distributed by the Grantee to NEP US Holdings; provided, that NEP US Holdings shall not be obligated to make such distribution to the Partnership unless and until it is permitted to do so under the terms and provisions of any NEP US Holdings Financing Documents. Distributions of all of the Available Distribution Amount for the Class B, Series 2 Units shall be made by the General Partner to the Class B, Series 2 Limited Partners promptly following the date on which a distribution is received by the Partnership in accordance with clause (B) of the immediately preceding sentence. Such distributions shall be made pro rata among all of the Class B, Series 2 Units outstanding as of the date such distributions are made.”

Section 2.4    Amendment to Section 16.2(f). Section 16.2(f) is hereby amended and replaced in its entirety as follows:
“(f) Preferences on Liquidation. In the event of a liquidation of the Partnership, the Class B, Series 2 Limited Partners shall be entitled to receive as a preferential distribution any and all proceeds received by NEP US Holdings (i) on the sale or other disposition of any of the equity interests of, or assets owned by, the Grantee, Adelanto CA, Adelanto Solar Funding or any other direct or indirect Subsidiary of NEP US Holdings that owns, directly or indirectly, equity interests in any of the Adelanto Contributed Companies or (ii) on the sale or other disposition, directly or indirectly, of the Adelanto Interest or any of the equity interests of, or assets owned by, any or all of the Adelanto Contributed Companies (the “Adelanto Disposition Proceeds”). To the full extent permitted by applicable law, no reduction in the Adelanto Disposition Proceeds shall be made in order to pay any other liabilities, including contingent liabilities, of the Partnership, which liabilities shall be paid, or provision for payment made, from the assets and properties of the Partnership other than the Adelanto Disposition Proceeds. The liquidator for the Partnership shall cause NEP US Holdings, which shall in turn cause the Grantee, which shall in turn cause Adelanto CA, to sell or otherwise dispose of the Adelanto Interest or Adelanto CA’s interest in any of the Adelanto Contributed Companies and their respective assets and properties as directed by the Class B, Series 2 Limited Partners holding a majority of the Class B, Series 2 Units then outstanding and to cause the distribution of any and all Adelanto Disposition Proceeds to occur in the same manner as the distribution of cash or property resulting from distributions paid by Adelanto CA, the Grantee and NEP US Holdings as provided in subparagraph (d) of this Section 16.2
ARTICLE III

MISCELLANEOUS
Section 3.1    Effective Date. This Amendment shall be effective July 20, 2021 (such date, the “Effective Date”).
Section 3.2    No Other Amendments. Except as specifically provided in this Amendment, no other amendments, revisions or changes are made to the Limited Partnership Agreement. All other terms and conditions of the Limited Partnership Agreement remain in full force and effect. Any reference to the Limited Partnership Agreement set forth in any document delivered in connection with the Limited Partnership Agreement shall be deemed to include a reference to the Limited Partnership Agreement as amended by this Amendment, whether or not so stated in such document. Except as specifically set forth in this Amendment, nothing in this Amendment and no action taken by the parties to this Amendment shall be deemed or construed to in any manner enlarge, diminish or otherwise affect in any way the rights, remedies or defenses of the parties to the Limited Partnership Agreement, at law, in equity or otherwise.
Section 3.3    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Partners and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

Section 3.4    Definitions. Capitalized terms used herein and not otherwise defined shall have the same meanings when used herein as in the Limited Partnership Agreement.
Section 3.5    Headings. Headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
Section 3.6    Integration. This Amendment together with the Limited Partnership Agreement constitutes the entire agreement of the Partners pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.
Section 3.7    Creditors. None of the provisions of this Amendment shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.
Section 3.8    Waiver. No failure by any Partner to insist upon the strict performance of any covenant, duty, agreement or condition of this Amendment or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.
Section 3.9    No Third-Party Beneficiaries. Except as specified in Section 17.7 of the Limited Partnership Agreement, the terms and provisions of this Amendment and the Limited Partnership Agreement are intended solely for the benefit of the Partners and their respective successors or permitted assigns, and it is not the intention of the General Partner to confer third-party beneficiary rights upon any other Person by reason of the execution and delivery of this Amendment.
Section 3.10    Invalidity of Provisions. If any provision or part of a provision of this Amendment is or becomes for any reason, invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions or parts thereof contained herein shall not be affected thereby and this Amendment shall, to the fullest extent permitted by law, be reformed and construed as if such invalid, illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part shall be reformed so that it would be valid, legal and enforceable to the maximum extent possible.
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IN WITNESS WHEREOF, the General Partner and NEE Equity as the Class B, Series 1 Limited Partner and the Class B, Series 2 Limited Partner. have caused this Amendment to be executed by their authorized representatives on July 20, 2021, and effective as of the Effective Date.

NEXTERA ENERGY OPERATING
PARTNERS GP, LLC

By:	JOHN W. KETCHUM
Name: John W. Ketchum
Title: President

NEXTERA ENERGY EQUITY
PARTNERS, LP, as the Class B, Series 1
Limited Partner and the Class B, Series 2
Limited Partner

By NextEra Energy Equity Partners GP,
LLC, its general partner

By:	JOHN W. KETCHUM
Name: John W. Ketchum
Title: President